UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 10, 2004

Date of Report (Date of earliest event reported)

SPECTRUM PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-28782	93-0979187
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification Number)

157 Technology Drive
Irvine, California 92618
(Address of principal executive offices) (Zip Code)

(949) 788-6700

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 8.01 Other Events.

     On September 10, 2004, Spectrum Pharmaceuticals, Inc. (“Spectrum”) announced that it had received approval from the Office of Generic Drugs of the US Food and Drug Administration (“FDA”) for the Abbreviated New Drug Application (“ANDA”) for ciprofloxacin tablets in 250 mg, 500 mg and 750 mg strengths. Spectrum’s ciprofloxacin is the generic version of Bayer Corporation’s Cipro® tablets, a broad-spectrum antibiotic indicated for the treatment of several types of infection. On September 15, 2004, Spectrum announced that it had filed an ANDA for an ophthalmic (eye care) product with the FDA through the electronic submission process. Attached to this Current Report on Form 8-K are the press releases issued by Spectrum announcing the approval of the ANDA for ciprofloxacin and the filing of the ANDA for its ophthalmic product.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

99.1      Text of Press Release, dated September 10, 2004

99.2      Text of Press Release, dated September 15, 2004

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 16, 2004	By:	/s/ Shyam K. Kumaria
Shyam K. Kumaria
Vice President, Finance

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Text of Press Release, dated September 10, 2004
99.2	Text of Press Release, dated September 15, 2004